UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2026

National Healthcare Properties, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-39153	38-3888962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

540 Madison Ave., 27th Floor
New York, NY 10022
__________________________________________________________________________________________________________________________________________________________________________
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (332) 258-8770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	NHP	The Nasdaq Global Market
7.125% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	NHPBP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 10, 2026, National Healthcare Properties, Inc., a Maryland corporation (the “Company”), through certain subsidiaries (collectively, the “Sellers”) of its operating partnership, National Healthcare Properties Operating Partnership, L.P., a Delaware limited partnership (the “OP”), consummated the closing of the first tranche of the previously announced sale of a portfolio of 86 outpatient medical facilities (the “Portfolio”) to an unaffiliated third party (the “Buyer”), pursuant to that certain Purchase and Sale of Real Property Agreement, dated May 4, 2026, as amended, by and between the Sellers and Buyer. This first tranche includes 30 properties, for which the Company received at closing approximately $79 million in net cash proceeds, before transaction expenses, property operating prorations and other adjustments. In connection with this sale, the Company also repaid approximately $119 million of its outstanding secured indebtedness, including approximately $60 million of debt encumbering other OMFs not part of this Portfolio.

There were no material relationships, other than in respect of the sale of the first tranche of the Portfolio, among the Sellers and their respective affiliates, on the one hand, and the Buyer and its affiliates, on the other hand.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL HEALTHCARE PROPERTIES, INC.

Date: September 10, 2026	By:	/s/ Andrew T. Babin
Andrew T. Babin Chief Financial Officer and Treasurer